WESTCORE TRUST

Supplement dated September 13, 2017 to the Westcore Equity and Bond Funds’ (the “Funds”) Statement of Additional Information (“SAI”), dated April 30, 2017.

The following information supplements and should be read in conjunction with the information provided in the Funds’ SAI dated April 30, 2017.

 Effective August 24, 2017, the Board of Trustees of Westcore Trust (the “Trust”) approved the election of Ryan Johanson as Assistant Treasurer of the Trust in place of Jill A. Kerschen, who resigned as Assistant Treasurer of the Trust. All other officers of the Trust remain the same.

Accordingly, all references to Jill A. Kerschen in the SAI are replaced with Ryan Johanson, include the information regarding Jill A. Kerschen in the “OFFICERS” table in the sub-section entitled "Trustees and Officers" in the section entitled “MANAGEMENT OF THE FUNDS" on Page 57 of the SAI, which is hereby deleted in its entirety and replaced with the following:

Ryan Johanson Age 34 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since August 24, 2017
• Fund Controller, ALPS Fund Services, Inc. July 2016 - present; Financial Reporting Manager, December 2014 - July 2016; Financial Reporting Supervisor, July 2012 - December 2014, ALPS Fund Services, Inc.
• Consultant for PricewaterhouseCoopers, LLP (Audit Senior) November 2011 – April 2012, The Siegfried Group.
• Audit Supervisor 2010-2011, Audit Senior 2009-2010, Staff Accountant 2006-2009, Spicer Jeffries LLP.

The fourth paragraph on page 62 in the section entitled “MANAGEMENT OF THE FUNDS" on Page 57 of the SAI is hereby deleted in its entirety and replaced with the following:

As of May 1, 2017, each Independent Trustee receives an annual fee of $30,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. As of January 1, 2017, the President receives a fee of $5,000 per regularly scheduled Board meeting. The Trustees have appointed a Chief Compliance Officer, who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2016:

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Please retain this supplement for future reference.

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